Exhibit 1
JOINT FILING AGREEMENT
     The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.
     In accordance with Rule 13d-1(k)(1) promulgated under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the common stock beneficially owned by each of them, of Triumph Group, Inc., a Delaware corporation. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13D.
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     IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 28th day of June, 2010.

DBD Investors V, L.L.C.
By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Managing Director

TCG Holdings II, L.P. By: DBD Investors V, L.L.C., as its general partner
By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Managing Director

TC Group Investment Holdings, L.P. By: TCG Holdings II, L.P., as its general partner By: DBD Investors V, L.L.C., as its general partner
By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Managing Director

TC Group III, L.L.C. By: TC Group Investment Holdings, L.P., as its managing member By: TCG Holdings II, L.P., as its general partner By: DBD Investors V, L.L.C., as its general partner
By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Managing Director

TC Group III, L.P.

By: TC Group III, L.L.C., as its general partner
By: TC Group Investment Holdings, L.P., as its managing member
By: TCG Holdings II, L.P., as its general partner
By: DBD Investors V, L.L.C., as its general partner

By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Managing Director

Carlyle Partners III, L.P.

By: TC Group III, L.P., as its general partner
By: TC Group III, L.L.C., as its general partner
By: TC Group Investment Holdings, L.P., as its managing member
By: TCG Holdings II, L.P., as its general partner
By: DBD Investors V, L.L.C., as its general partner

By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Managing Director

CP III Coinvestment, L.P.

By: TC Group III, L.P., as its general partner
By: TC Group III, L.L.C., as its general partner
By: TC Group Investment Holdings, L.P., as its managing member
By: TCG Holdings II, L.P., as its general partner
By: DBD Investors V, L.L.C., as its general partner

By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Managing Director

TCG Holdings, L.L.C.
By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Managing Director

TC Group, L.L.C. By: TCG Holdings, L.L.C., as its managing member
By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Managing Director

TC Group II, L.L.C. By: TC Group, L.L.C., its sole member By: TCG Holdings, L.L.C., its managing member
By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Managing Director

Carlyle Partners II, L.P. By: TC Group II, L.L.C., its general partner By: TC Group, L.L.C., its sole member By: TCG Holdings, L.L.C., its managing member
By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Managing Director

Carlyle International Partners II, L.P. By: TC Group II, L.L.C., its general partner By: TC Group, L.L.C., its sole member By: TCG Holdings, L.L.C., its managing member
By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Managing Director

State Board of Administration of Florida
Separate account maintained pursuant to an Investment Management Agreements dated as of September 6, 1996 between the State Board of Administration of Florida, Carlyle Investment Group, L.P. and Carlyle Investment Management L.L.C.

By: Carlyle Investment Management L.L.C., as investment manager
By: TC Group, L.L.C., its managing member
By: TCG Holdings, L.L.C., its managing member

By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Managing Director

Carlyle-Aerostructures Partners, L.P. By: TC Group, L.L.C., its general partner By: TCG Holdings, L.L.C., its managing member
By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Managing Director

CHYP Holdings, L.L.C.

By: Carlyle High Yield Partners, L.P., its sole member
By: TCG High Yield, L.L.C., its general partner
By: TCG High Yield Holdings, L.L.C., its sole member
By: TC Group, L.L.C., its sole member
By: TCG Holdings, L.L.C., its managing member

By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Managing Director

Carlyle-Aerostructures Partners II, L.P. By: TC Group, L.L.C., its general partner By: TCG Holdings, L.L.C., its managing member
By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Managing Director

C/S International Partners By: TC Group II, L.L.C., its general partner By: TC Group, L.L.C., its sole member By: TCG Holdings, L.L.C., its managing member
By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Managing Director

Carlyle-Aerostructures International Partners, L.P. By: TC Group, L.L.C., its general partner By: TCG Holdings, L.L.C., its managing member
By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Managing Director

Carlyle-Contour Partners, L.P. By: TC Group, L.L.C., its general partner By: TCG Holdings, L.L.C., its managing member
By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Managing Director

Carlyle SBC Partners II, L.P. By: TC Group II, L.L.C., its general partner By: TC Group, L.L.C., its sole member By: TCG Holdings, L.L.C., its managing member
By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Managing Director

Carlyle International Partners III, L.P. By: TC Group II, L.L.C., its general partner By: TC Group, L.L.C., its sole member By: TCG Holdings, L.L.C., its managing member
By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Managing Director

Carlyle-Aerostructures Management, L.P. By: TC Group, L.L.C., its general partner By: TCG Holdings, L.L.C., its managing member
By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Managing Director

Carlyle-Contour International Partners, L.P. By: TC Group, L.L.C., its general partner By: TCG Holdings, L.L.C., its managing member
By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Managing Director

Carlyle Investment Group, L.P. By: TC Group, L.L.C., its general partner By: TCG Holdings, L.L.C., its managing member
By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Managing Director